UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): April 17, 2026

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 17, 2026, Alzamend Neuro, Inc., a Delaware corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of the close of business on February 25, 2026, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 3,804,741 shares of common stock, par value $0.0001 per share (the “Common Stock”), which constitutes all of the outstanding voting capital stock of the Company.

At the Annual Meeting, the stockholders voted on seven proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 26, 2026 (the “Proxy Statement”). At the Annual Meeting, stockholders appointed seven (7) directors and approved proposals 2-7, each of which were presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal One: The election of seven director nominees named by the Company to hold office until the next annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
William B. Horne	339,201	62,815	11,556	1,185,412
Milton C. Ault, III	335,199	60,509	17,864	1,185,412
Stephan Jackman	342,613	59,403	11,556	1,185,412
Henry C. Nisser	342,586	58,800	12,186	1,185,412
Mark Gustafson	330,333	71,053	12,186	1,185,412
Lynne F. McGrath	342,947	58,439	12,186	1,185,412
Jeffrey Oram	338,817	62,569	12,186	1,185,412

Proposal Two: The ratification of Haskell & White LLP, as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026.

For	Against	Abstain	Broker Non-Votes
1,454,276	114,748	29,960	0

Proposal Three: Approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
276,241	124,274	13,057	1,185,412

Proposal Four: Approval of the Company’s 2025 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
265,482	137,525	10,565	1,185,412

Proposal Five: Approval, for purposes of complying with Listing Rule 5635(c) of The Nasdaq Stock Market, LLC, equity issuances to directors and executive officers of the Company.

For	Against	Abstain	Broker Non-Votes
277,712	125,698	10,162	1,185,412

Proposal Six: Approval, of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 16, 2027, with the exact ratio to be set at a whole number within this range as determined by the board of directors in its sole discretion

For	Against	Abstain	Broker Non-Votes
1,150,722	445,185	3,077	0

Proposal Seven: Approval of one or more adjournments of the Annual Meeting to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve one or more of the other proposals before the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
1,256,552	319,879	22,553	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: April 17, 2026	/s/ David J. Katzoff
David J. Katzoff Chief Financial Officer